APAC President and CEO Mike Marrow Takes a Leave of Absence for Health Reasons; Art DiBari
Named Interim CEO

Bannockburn, IL, August 6, 2010, APAC Customer Services, Inc. (NASDAQ: APAC), a leader in global outsourced services and solutions, announced today that Mike Marrow, President and Chief Executive Officer, will take a leave of absence while he recovers from a recent, successful medical procedure. Art DiBari, Senior Vice President and Chief Operating Officer, has been appointed Interim Chief Executive Officer.

Mr. DiBari, who joined APAC in March 2008, has over 25 years of operations experience in the business process outsourcing industry.

Mr. Marrow’s procedure took place on August 5, 2010. Ted Schwartz, Chairman of the Board, commented, “All of us wish Mike a speedy recovery and look forward to him returning to APAC.”

Mr. DiBari will be joining Mr. Schwartz and Andrew Szafran, Senior Vice President and Chief Financial Officer, for the Company’s conference call on Thursday, August 12, 2010 to review its financial results for the second fiscal quarter of 2010.

About APAC Customer Services, Inc.

APAC Customer Services, Inc. (NASDAQ: APAC) is a leading provider of customer care services and solutions to market leaders in healthcare, business services, communications, media & publishing, travel & entertainment and financial services industries. APAC partners with its clients to deliver custom solutions that enhance bottom line performance. For more information, call 1-800-OUTSOURCE. APAC’s comprehensive web site is http://www.apaccustomerservices.com.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the company; the performance of its clients and general economic conditions; its financial results depend on the ability to effectively manage production capacity and workforce, the terms of its client contracts; its ability to sustain profitability; its availability of cash flows from operations and compliance with debt covenants and funding requirements under the company’s credit facility; its ability to conduct business internationally, including managing foreign currency exchange risks; its principal shareholder can exercise significant control over the company; and its ability to attract and retain qualified employees.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and its subsequent filing on Form 10-Q for the fiscal quarter ended April 4, 2010. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.

Company Contact:

APAC Customer Services
Andrew Szafran
Senior Vice President & CFO
847.374.1949
abszafran@apacmail.com